PARADIGM SOLUTIONS
A PARADIGM HOLDINGS COMPANY



Investor Presentation
August 2007







Building Information Technology and Business Solutions
Right for Today...Ready for Tomorrow

OTCBB: PDHO

Safe Harbor Statement

Statements contained in this presentation that are not historical facts may constitute forward-looking statements within the meaning of the securities laws, including statements about the Company's future growth and revenue opportunities and future economic and industry conditions. The Company believes that its expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties.

The Company cautions that a variety of factors could cause the Company's business and financial results to differ materially from those expressed or implied in forward-looking statements. These factors include, but are not limited to: the Company's ability to comply with government regulations; changes in the Company's book of business; the Company's dependence on government appropriations and procurements; the Company's ability to profitably execute its contracts; the Company's leverage position; the Company's ability to service its debt; changes in the law; the Company's ability to maintain adequate insurance coverage; a decline in civilian agency and defense spending; industry competition; the Company's ability to attract and retain key individuals; risks associated with commercial operations; and other factors discussed more fully in reports filed on a periodic basis with the Securities and Exchange Commission.

The Company assumes no obligation to update any forward-looking statements.





Investment Highlights

- $80 billion Federal IT services market entering next growth cycle
- New executive management team with proven track records
- Successfully completed exit from legacy non-performing operations
- Expanding government customer base with record backlog
- Strict financial discipline and positioned for expanded profitability
- Engaged in in acquisition strategy targeting Federal IT services companies – National Security focus
- Federal IT market characterized by continual M&A driven by multi-billion market cap prime contractors

Description of Paradigm Holdings

- Federal Government IT solutions provider focused on National Security market

Areas of Focus
Systems Engineering & Infrastructure Support
Information Assurance & Cyber Forensics
Enterprise IT and Strategic Consulting

Key Markets
National Security (Intelligence Community and DoD)
Homeland Security (includes DoJ and law enforcement)
Civilian Agencies (Treasury, IRS, select civilian)

- Approximately 200 employees with technical staff in 12 states, primarily in the Washington DC metro region
  - Over 80% with U.S. Government security clearance (45% at Secret or above)
  - Technical billable employees "fully utilized" in multi-year roles integrated on-site with U.S. Government teams

Market Opportunity

- Large & growing Federal IT marketplace driven by need for IT talent
  - US Government IT professionals retiring or moving to private sector
  - Legacy systems modernization
  - Information Assurance and data protection concerns
- Over $80 billion addressable market
  - 50-year track record of visibility and stability
  - Contracting budgets may lead to increased contractor activity
- Industry entering next growth cycle
  - 5% CAGR for 2008 – 2012 (8+% CAGR Intelligence Community (IC))
  - Continued government outsourcing trends



Federal IT Budget 1989 – 2012
Entering Period of Growth
Peak: 1998-2003 11.9%
Low: 2003-2008 2.9%
INPUT Fcst: 2007-2012 5.0%
Federal IT Budget ($ Billions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Year

Market Opportunity-Intel Community Focus

- Global War on Terror and "Network-centric" strategy demand IT sophistication requiring continuity and expertise of contractors
- Congress still driving "Information Sharing" Mandate for Intelligence Community


Market Size ($B)
0
10
20
30
40
50
2007
2012
23.5
30.0
34.7
44.2
9.8
14.0
Defense
Civilian
Intel Community

CAGR 2007-2012	5.0%	5.2%	8.3%

Growth Through Consolidation

- Tier I & Tier II players seek acquisitions to achieve revenue and profit growth targets—focus on deals to:
  - Add specialized technical capabilities and niche expertise
  - Expand customer base to keep up with changing budget priorities or penetrate a rival's domain (especially Intelligence)
  - Pursue higher-margin services work to counteract thin margins on large scale weapons systems and hardware projects
- Low barriers to entry and high barriers to scale
  - Highly fragmented market among sub $100 million IT services companies



Aerospace Primes
Tier II
(ManTech, CACI, SRA, SI)
Middle-Market
(PDHO, Alion, SpecTal, Essex)
Hundreds of Sub $50MM Players

Executive Management Team

Name	Title	Experience	Background
Peter LaMontagne	President and CEO	17 yrs.	Former ManTech executive who helped lead IPO and 5 yr growth from $400MM to $1B; US Foreign Service Officer with National Security and information assurance technical focus
Richard Sawchak	Senior Vice President & CFO	11 yrs.	GXS, Multilink and Lucent with significant public company experience & M&A transaction expertise in IT, software and hi-tech industries
Anthony Verna	Senior VP Strategy & BD	17 yrs.	Successful track record of federal sales capture and strategy; previous operational and BD success at Northrop Grumman and ManTech. US Navy veteran with technical background.
Robert Boakai	VP Enterprise Solutions	15 yrs	10 years at CIA supporting enterprise and mission IT solutions; successful technical operations management at DoJ and DHS. MS in Systems Engineering, Johns Hopkins.
Diane Moberg	VP HR & Compliance	24 yrs.	Extensive experience in accounting and gov't contract compliance, including VP of Compliance at Essex, and Corporate Controller at ManTech





Successful Restructurings 2006-2007

- ✓ Re-focused company on Federal IT marketplace with recurring & profitable government contracts
  - Divested commercial business for approx. $2 million
    - Represented less than 5% of total revenues and approximately 10% of total costs for 2006
- ✓ Added key sales executive with strong relationships in the Federal IT services market
- ✓ Streamlined corporate overhead & strengthened balance sheet
  - Reduced general & administrative expenses
  - Added key operations and compliance executives to enhance program management and drive profitability
- ✓ Initiated strategy to acquire complementary businesses




Expanding Verticals

National Security Focus

CIVILIAN

Comptroller of the Currency
Administrator of National Banks
US Department of the Treasury

Treasury Focus

- Largest customer
- Enterprise IT Solutions

Established Programs with Strong Quals →

DHS / DOJ / LEA

FEDERAL BUREAU OF PRISONS
www.bop.gov

DHS Penetration Plan

- Current Customs IT Support under IBM
- 8 Year Track Record with U.S. Secret Service
- Bureau of Prisons BCP Deployment

Initial Success and Growing Presence →

NATIONAL SECURITY

National Security

- Information Assurance Focus
- Existing DoS Relationships
- Strongest budgets in federal IT

New Prospects & Acquisition Market Access

Key Service Offerings

Horizontal Offering	Description	Technologies
Enterprise IT Solutions *80% - 90% of total revenues*	Full scope IT solutions delivered in ITIL framework: planning and resource management; system design, development, engineering and implementation; NOC operations; Help Desk; legacy system reengineering	J2EE; Oracle; Web Services; SMS; PowerBuilder; .NET; XML, Intelligent Forms; XHTML; COBOL/DB2IBM OS 390 and Z/OS 1.0 – 1.6; Agency Hotsite; IBM Mainframe; UNIX; Linux; AD & Exchange; What's Up Gold; Veritas; Remedy, TrackIT
COOP / DR, Info Assurance & Cyber Forensics *5% - 10% of total revenues*	Full life cycle IA and COOP: Business Impact Analysis; Disaster Recovery; Intrusion Detection and Analysis; vulnerability scanning; C&A; cyber forensics; evidence handling; IA policy; FISMA ; HIPPA; COOP and IA exercises	OpsPlanner™; FPC 65; NESSUS; McAfee Appliance; Symantic; Agency Hotsite Location; NIST Special Publication 800 Series
Strategic Consulting *5% - 10% of total revenues*	Advanced IT Architecture; Strategic Technology Investment/ROI & Roadmap; EVMS; ITIL	All strategic technology platforms including Microsoft; Oracle; Linux; Unix; Hardware; SANs

Information Assurance: Encompasses all aspects of IT planning and services.


Federal IT
Contracting

Strategic Consulting: driving thought leadership; high billing rates but lower volume; IT consulting equivalent of Special Forces

Enterprise IT Solutions: Higher volume, full life cycle, long term engagements; full utilization.

PARADIGM SOLUTIONS
A PARADIGM HOLDINGS COMPANY

Revenue & Backlog

- Over $145MM total contract backlog provides significant visibility into projected revenues
- Long-term recurring contracts (typically 5 years)
- Employees fully-utilized – full-time on government sites
- Contracts focused on mission – critical government programs
- Primarily lower-risk fixed price and time & materials contracts

Backlog by Customer
Total Backlog of $145MM*


Intelligence Community
Other Agencies
Department of Homeland Security
Office of the Comptroller of the Currency
Tax and Trade Bureau
Department of State
Internal Revenue Service

* Includes backlog from Caldwell Technology Solutions, LLC which was acquired by Paradigm on July 2, 2007.





Established Customer Base

- Civilian Agencies
  - Department of Treasury
  - Office of Comptroller of the Currency
  - Internal Revenue Service
- Homeland Security
  - Department of Homeland Security
  - Alcohol Tobacco Tax and Trade Bureau
  - US Secret Service
  - US Customs
- National Security
  - Department of State
  - Defense Intelligence Agency
  - Diplomatic Security
  - National Security Administration

Contract Composition
(Quarter Ended June 30, 2007)


Cost Plus
2%
32%
Time & Materials
66%
Fixed Price

Growth Strategy

- Actively bidding on sizeable / long-term recurring contracts
  - Added key sales executive with strong relationships in the federal IT services market
  - Expanded business development team
  - Seeking new strategic partners
- Leveraging relationships with existing customers and large prime contractors
  - Targeting more and larger procurements
  - Increasing pipeline and contract bid activity
- Acquisition strategy targets federal IT services companies that will be accretive to Paradigm
  - Proven ability to acquire complementary businesses at attractive valuations
  - Demonstrated ability to integrate acquired companies





Acquisition Criteria

- Paradigm continues to refine its acquisition criteria & embarks on next growth stage

Size

- Revenues between $10 – 25 million with core organic growth

Strategic Criteria

- Complementary businesses serving homeland or national security
- Technology and services consistent with strategic direction
- Customer base supports continued growth
- Significant percentage of employees with security clearances
- Business development capability to sustain and drive organic growth
- EBITDA margins at 10% or higher
- Accretive deal structure is imperative -- price target of 4x - 6x EBITDA

Key Agencies/ competencies

- Additional National Security presence – DHS and CIA
- Strategic contract vehicles
- Diversified capabilities

Current Market Value and Benefit of Synergies Support Purchase Price





Acquisition 1: Trinity IMS

- Successfully acquired and integrated Trinity IMS in April 2007
  - Leading State Department cyber forensics contractor for Diplomatic Security
  - Top secret facility security clearance
  - 5 years of backlog
- Revenues of over $4 million per year
  - High recurring revenue
- Favorable Transaction Metrics
  - Revenue growth potential 20% annually
  - EBITDA margins of 10% to 15%

TRINITY IMS
INTEGRITY | LEADERSHIP | RESULTS

Acquisition 2: Caldwell Technology Solutions

- CTS provides IT services and solutions in support of national security programs within the intelligence community
  - Specialize in IT service offerings including systems engineering, software development, and information assurance support.
  - CTS also provides intelligence analyst and linguistic support services.
- Revenue of approximately $5 million per year
  - High recurring revenue
- Favorable Transaction Metrics
  - Revenue growth potential exceeds 20%
  - EBITDA margins of 11%
  - 4.0x EBITDA purchase price

Caldwell Technology Solutions

Near-Term Goals

- Increase organic growth through penetration of national security market
  - Increase contract bid activity
  - Target larger procurements
- Execute on additional strategic acquisitions in national security marketplace, including CIA and DHS
- Drive increased profitability
- Maintain financial flexibility through disciplined cash management





Historical Financials

$ in Thousands, except per share information

	Full Year Ended December 31,			
	2003	2004	2005	2006
Revenues	51,197	61,697	62,284	59,828
Net Income	1,045	(2,230)	1,866	172
Earnings Per Share	$0.06	($0.12)	$0.09	$0.01
Fully Diluted Shares	*17,500*	*17,897*	*20,110*	*20,713*
Net Income (normalized)	1,045	346	1,866	1,033
EBITDA (normalized)	1,735	1,012	3,625	3,040
% of Revenues	*3%*	*2%*	*6%*	*5%*

Federal Foundation Positioned for Growth and Profitability

Notes:

- All information presented on a Continued Operations basis to exclude the Company's Commercial business which was sold on February 28, 2007.
- In 2004, Paradigm revoked its S-Corporation. The financial information for 2004 is normalized for the pro forma adjustment for income taxes as if a C-Corp during the entire period.
- 2006 EBITDA and Net Income are normalized to exclude the impact of non-recurring severance charges and a contract reserve.

PARADIGM SOLUTIONS
A PARADIGM HOLDINGS COMPANY





2nd Quarter 2007 Highlights

- Continued progress toward achieving strategic initiatives – first quarter with focus exclusively on Federal IT services
- Revenues of $10.7 million
- Completed the acquisition of Trinity IMS
- Announced the intent to acquire Caldwell Technology Solutions (CTS) (subsequently completed on July 2, 2007)
- Achieved record backlog of over $145 million
- Hired key executives for Operations and Human Resources / Compliance
- Subsequently, completed private placement of convertible preferred shares on July 25, 2007





Mgmt Led Private Placement

- On July 25, 2007, Paradigm completed a private placement of convertible preferred stock for gross proceeds of $1.8 million
  - Led by members of Paradigm's management and board
  - Bears an annual dividend of 10%
  - Convertible into 1.5 million shares of common stock at an average of $1.20 per common share.
  - Included 5-year warrants to purchase approximately 149,400 shares of common stock at $1.20 per share.
- Proceeds from the offering were used for acquisition financing





Target Business Model

- Goal to achieve revenues of $200 million in 3 to 5 years
  - Target organic revenue growth rate of at least 10%
  - Pursue 2 or more additional acquisitions over next 2 years
    - Targeting acquired revenue stream exceeding $30MM

	2007 Exit Run-rate	Target at 2-3 Years	Target at 3-5 Years
EBITDA Margin	5%	6 - 7%	8% or greater

- Minimize equity dilution by utilizing appropriate debt levels
- Cash management through DSO's of 70 days
- Target backlog greater than 2x annual revenues; qualified pipeline of greater than 5x annual revenues





Investment Highlights

- $80 billion Federal IT services market entering next growth cycle
- New executive management team with proven track records
- Successfully completed exit from legacy non-performing operations
- Expanding government customer base with record backlog
- Strict financial discipline and positioned for expanded profitability
- Engaged in in acquisition strategy targeting Federal IT services companies – National Security focus
- Federal IT market characterized by continual M&A driven by multi-billion market cap prime contractors





PARADIGM SOLUTIONS
A PARADIGM HOLDINGS COMPANY



Investor Presentation
August 2007







Building Information Technology and Business Solutions
Right for Today...Ready for Tomorrow

OTCBB: PDHO